UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 28, 2025

Date of Report (date of earliest event reported)

Cyclacel Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 592000

(Address of principal executive offices) (Zip code)

(908) 517-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended Series F Convertible Preferred Stock Certificate of Designation

On July 28, 2025, after obtaining the approval of the Board of Directors and majority stockholder of Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Company”) as disclosed in the Company’s Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on July 7, 2025 (the “Schedule 14C”), the Company filed an Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Series F Convertible Preferred Stock (the “Restated Certificate of Designation”) with the Secretary of State of the State of Delaware. The Restated Certificate of Designation became effective upon filing.

As described in the Schedule 14C, the Series F Certificate of Designation provided that the Series F Convertible Preferred Stock could not be converted or voted in a manner that would result in the holder or his or her transferees or their affiliates holding or voting more than the lower of (i) the maximum percentage of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of the Series F Convertible Preferred Stock that could be issued to the holder without requiring a vote of the stockholders of the Company under the rules and regulations of The Nasdaq Capital Market, and (ii) 4.99% of the number of shares of common stock outstanding immediately before the original issue date (the “Series F Ownership Limitation”), prior to the date that the Company’s stockholders approved the issuance of shares of common stock to the holder thereof. The Restated Certificate of Designation removes such Series F Ownership Limitation so that the shares of Series F Convertible Preferred Stock may be converted and voted without regard to such Series F Ownership Limitation.

Except for the removal of the Series F Ownership Limitation, the Restated Certificate of Designation does not make any other changes to the Series F Certificate of Designation.

A copy of the Restated Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series F Preferred Stock filed with the Secretary of State of the State of Delaware on July 28, 2025.
104	Cover Page Interactive Data File (embedded within the XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 28, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
	Name:	Datuk Dr. Doris Wong Sing Ee
	Title:	Chief Executive Officer and Executive Director

3